UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 20, 2004


                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


          Kentucky                       0-20372                  61-0875371
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


10140 Linn Station Road, Louisville, Kentucky            40223
(Address of principal executive offices)               (Zip code)

                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure.

     On December 20, 2004, Res-Care, Inc. issued a press release to announce that it had completed the acquisition of the operating assets and business of TTI America, Inc., a training and employment company doing business in California and Florida. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements & Exhibits.

    Exhibit Number    Description of Exhibit
    --------------    ----------------------
         99.1         Press release dated December 20, 2004


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 RES-CARE, INC.



Date: December 21, 2004                          By  /s/ Ronald G. Geary
                                                   -----------------------------
                                                     Ronald G. Geary
                                                     Chairman, CEO and President

                                  EXHIBIT INDEX

Exhibit
Number     Description of Exhibits
------     -----------------------

 99.1      Copy of press release issued by the Company on December 20, 2004.